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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549




                                       FORM 8-K(A)




                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES AND EXCHANGE ACT OF 1934



                           Date of Report: February 3, 1998



                              JACOR COMMUNICATIONS, INC.



                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)


      0-12404                                            31-0978313
(Commission File No.)                         (IRS Employer Identification No.)



                            50 East RiverCenter Boulevard
                                      12th Floor
                                 Covington, KY 41011

                                    (606) 655-2267

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Item 5.   Other Events

     This amendment is being filed to revise certain exhibits to the Form 8-K filed by Jacor Communications, Inc. ("JCI") with the Securities and Exchange Commission (the "Commission") on February 4, 1998 to update several opinion letters to include those securities issued pursuant to the underwriter over allotment options as described herein. The information below remains unchanged.

     On November 13, 1997, JCI and its subsidiaries (together with JCI, the "Company") filed a registration statement (File No. 333-40127) with the Commission relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to $500.0 million of equity and debt securities of the Company (the "Omnibus Shelf Registration Statement"). On November 26, 1997, the Commission declared the Omnibus Shelf Registration Statement, as amended, effective. On January 20, 1998, the Company filed a post-effective amendment (the "Post-Effective Amendment") with the Commission relating to the Omnibus Shelf Registration Statement. On January 23, 1998, the Commission declared the Post-Effective Amendment effective. On February 4, 1998, the Company filed an abbreviated registration statement on Form S-3 with the Commission pursuant to Rule 462(b) under the Act, registering an additional 845,586 shares of JCI's common stock, $.01 par value (the "Common Stock") for sale pursuant to the Omnibus Shelf Registration Statement. (The definitive prospectus contained in the Omnibus Shelf Registration Statement (which includes the prospectus incorporated by reference into the abbreviated registration statement) is herein referred to as the "Prospectus.")

     On February 4, 1998, the Company filed with the Commission, pursuant to Rule 424(b) under the Act, definitive supplements to the Prospectus dated January 21, 1998 (the "Prospectus Supplements") relating to (1) the offer for sale by Jacor Communications Company, a wholly owned subsidiary of JCI, of Senior Subordinated Notes due 2010 in the aggregate principal amount of $120,000,000, (2) the offer and sale by JCI of $383,573,000 aggregate principal amount at maturity of Liquid Yield Option-TM- Notes due 2018 with gross proceeds of $150,000,000 (together with an underwriter's over-allotment option to purchase up to an additional $43,344,000 aggregate principal amount at maturity of the Liquid Yield Option-TM- Notes due 2018 offered), and (3) the offer for sale by JCI of 4,560,000 shares of JCI Common Stock (together with an additional 513,000 shares subject to an underwriters' over allotment option). In connection with the filing of the Prospectus Supplements with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

-TM-Trademark of  Merrill Lynch & Co.


Item 7.   Financial Statements and Exhibits


(c)  Exhibits

1.1 Underwriting Agreement dated February 3, 1998 among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc. relating to the Senior Subordinated Notes due 2010.*


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1.2  Purchase Agreement dated February 3, 1998 between the Company and Merrill
     Lynch, Pierce, Fenner & Smith Incorporated relating to the Liquid Yield Option-TM- Notes due 2018.*

1.3 Underwriting Agreement dated February 3, 1998 among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and the other underwriters named therein relating to JCI Common Stock.*

3.1  Bylaws of Jacor Communications, Inc. (as amended through May 28, 1997).*

5.1 Opinion of Graydon, Head & Ritchey dated February 3, 1998 relating to the Senior Subordinated Notes due 2010.*

5.2 Opinion of Graydon, Head & Ritchey dated February 3, 1998 relating to the Liquid Yield Option-TM- Notes due 2018, as amended.

5.3 Opinion of Graydon, Head & Ritchey dated February 3, 1998 relating to the JCI Common Stock, as amended.

8.1 Opinion of Graydon, Head & Ritchey dated February 3, 1998 relating to tax matters in connection with the Liquid Yield Option-TM- Notes due 2018, as amended.

23.1 Consent of Coopers & Lybrand L.L.P.*

23.2 Consent of Ernst & Young LLP.*

23.3 Consent of William T. Ogden, Inc.*

23.4 Consent of KMPG Peat Marwick LLP.*

23.5 Consents of Graydon, Head & Ritchey (included in Exhibits 5.1*, 5.2, 5.3 and 8.1).

99.1 Press Release dated January 21, 1998.*

99.2 Press Release dated February 4, 1998.*

*Previously filed.
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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JACOR COMMUNICATIONS, INC.


February 20, 1998                  By: /s/ Jon M. Berry
                                      ----------------------------------------
                                      Jon M. Berry, Senior Vice President
                                      and Treasurer




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